UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-06190)

Exact name of registrant as specified in charter:	Putnam International Equity Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2013

Date of reporting period:	July 1, 2012 — December 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

POVSX

Putnam International Equity Fund

Semiannual report 12|31|12

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
International Equity
Fund

Semiannual report
12 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Derivatives also involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry.

Message from the Trustees

Dear Fellow Shareholder:

With the uncertainty around the U.S. “fiscal cliff” diminished, investors now have some measure of clarity heading into 2013. Of course, challenges remain, including the upcoming debate over the debt ceiling at the end of March. Still, the significant risks — the fiscal cliff, a “hard landing” in China, and the dissolution of the European Union — have abated in the past few months.

Clarity and greater certainty are positive developments for investors. Markets worldwide are starting to recognize that macroeconomic data are beginning to stabilize and even exhibit nascent signs of growth. As the investment climate slowly improves, it is important for you to rely on the expertise of your financial advisor, who can help you work toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam International Equity Fund

Unearthing opportunities beyond America

Putnam International Equity Fund pursues attractively valued companies outside the United States. With a history of over 20 years, the fund has refined an investment process that incorporates fundamental company research with sector and market insights.

A world of opportunities

● Emerging markets ● Developed markets

The fund can invest in undervalued companies across a diverse range of international markets, including the developed markets of Europe, Canada, Japan, and Australia, as well as the developing markets of Latin America, Asia, Eastern Europe, and Africa.

Sources: MSCI EAFE Index, MSCI Emerging Markets Index.

2 International Equity Fund

Investments may drive future growth in international markets

Investment is one of the keys for sustaining long-term economic growth, and most regions of the world are benefiting from a higher ratio of investment to GDP than is the United States.

Comparing investment as a percentage of GDP across regions

European Union
United States
Newly industrialized Asian economies
Latin America and the Caribbean
30%
25
20
15
10
5
0
2010
2011
2012*
2013*
2014*
2015*
2016*
2017*

* *Estimated.*
Source: International Monetary Fund, World Economic Outlook Database, April 2012.

"We actively research stocks one by one, trying to find companies that the market has undervalued."

Simon Davis
Portfolio Manager

Putnam's Co-Head of International Equities, Simon Davis, has experience investing in international markets since 1988.

International Equity Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	International Equity Fund

Interview with your fund’s portfolio manager

The fund’s results exceeded that of the benchmark during the six months ended December 31, 2012. What accounts for this result?

Our stock selection was the key factor that drove this result, and the portfolio’s combination of attractively valued stocks, stocks that we expect to grow over long periods of time, and a core of defensive holdings helped the fund to outperform its benchmark index. International equities generally performed strongly as significant policy support helped drive a rally in European and other non-U.S. equity markets.

The strong results for international stocks occurred despite macro uncertainty in Europe, China, and the United States. Was this a surprise?

Headwinds to markets were definitely present in the form of uncertainty over sovereign debt and fiscal stability issues, so it was something of a surprise that markets were able to make a strong advance. Nevertheless, markets were cheered by the European Central Bank’s [ECB’s] purchases of European sovereign bonds, or outright monetary transactions [OMTs], which were first introduced in June and have enabled the ECB to provide an effective backstop to government debt markets. This had the effect of removing much of the perceived tail

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/12. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

International Equity Fund	5

risk of European sovereign defaults, and the market consequently rallied despite other areas of concern, such as the U.S. “fiscal cliff.” European stock markets also sold off sharply prior to the introduction of OMTs, such that valuations reached very cheap levels. This helped boost the market’s performance, as did some better-than-expected economic data from China and the United States.

Do you think the rally in international stocks may continue?

There is a lot of talk now about how fixed-income assets are stretched while equity investments are more attractive by comparison. That has helped funnel some investor capital back into equities. In addition, ongoing recovery in China and in the United States, if national fiscal issues are resolved, will be supportive for markets and could contribute to a better focus on fundamentals. However, while I am positive on the outlook for international equity markets, which have performed well since mid-June 2012, risks remain. Ongoing fiscal policy debates and issues in the United States will remain sources of uncertainty for markets around the world, and we should not forget Europe’s ability to surprise negatively, either economically or politically.

Were there specific pockets of sector or regional strength or weakness that were especially notable?

With the exception of energy and telecoms, most sectors performed quite well in the period, and the fund’s benchmark-relative results received a strong boost from stock selection across sectors.

Japan’s market rallied forcefully in the wake of the nation’s fall elections, which put the longest-running post-World War II party leader, the conservative Liberal Democratic Party, back into power following a three-year hiatus. With a focus on

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

6	International Equity Fund

increasingly aggressive monetary-easing policy, Prime Minister Shinzō Abe’s election helped drive a decline in the yen versus other currencies.

The sharp depreciation in the yen versus the U.S. dollar, coupled with a sharp appreciation in the Japanese equity market, did not help Putnam International Equity Fund, however, as the portfolio’s holdings were more weighted to companies focused on the Japanese market rather than Japanese exporters, which generally performed well as the yen declined. While some of the fund’s domestic-focused positions performed well — especially among Japanese financials — we are beginning to take steps to adjust that balance between domestic-oriented and export-oriented stocks, even though the latter have already experienced a sizable run-up toward year-end 2012.

What were the key contributors to the fund’s results?

Barclays and Societe Generale, the U.K and French banks, were the two of the largest contributors. They benefited from the fact that the ECB soothed market fears over a breakup of the eurozone, and because the banks appeared to be repairing their balance sheets and staying on track to meet new regulatory requirements. Investors thus gained a new comfort level with European financials, particularly banking stocks, which had sold off significantly by the middle of 2012, the start of the fund’s fiscal period.

ORIX is a well-diversified Japanese credit provider that provides leases and other corporate finance, mainly to small and

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/12. Short-term holdings are excluded. Holdings will vary over time.

International Equity Fund	7

midsize companies, as well as financing for real-estate developments and investments. This company, like many domestic Japanese financial companies, benefited from rising asset prices and the general commitment of the Japanese government to reflate the economy.

Another notable contributor was Ezion, a Singapore-based owner and operator of “lift boats,” which are used to service oil rigs. The company provides support to the offshore oil industry in the Pacific Basin, including supply transportation, logistics support, and rig servicing. The stock appreciated on the strength of higher capital expenditures for offshore drilling and rig maintenance in the region. We believe the stock still has significant valuation upside, and thus we maintained the position in the portfolio.

Which holdings were drags on fund performance?

Detractors from performance for the period included U.K.-based BG Group. This integrated natural gas company and global leader in liquefied natural gas production revised its production numbers lower during the period, which caused a significant sell-off in the stock. Although we have trimmed the position, we believe the company has attractive natural gas assets in Brazil, Australia, and the United States, and we expect that it will deliver above-industry growth in the coming quarters.

Mitsubishi UFJ Financial Group, which rallied in December, proved to be a drag on performance overall. We eliminated the position by the end of the six-month period. By contrast, Tokyo Gas performed well relative to other Japanese stocks leading up to December, but then lagged during the year-end rally. It too was a significant detractor from returns, but

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	International Equity Fund

we continue to believe this is a high-quality company whose stock is relatively cheap on a relative and historical basis.

What is your outlook for international markets and the fund?

In 2012, markets endured numerous episodes of economic and political uncertainty, but equity markets managed to generate strong returns on the back of accommodative monetary policy, attractive valuations, and improving macro data in the United States and China. For the coming months, we are cautiously optimistic that international equities may continue to perform well, although valuations in aggregate have ticked up since their mid-year 2012 lows. Political and economic risks have not gone away entirely, but on the whole 2013 seems to have a more favorable starting point than 2012 had in this regard.

Given the sharp run-up in equity markets, we believe the investment environment will call for increased investor vigilance and that stock selection, active management, and the core features of our investment approach will become all the more important. We feel confident that our abilities in these areas will continue to put the fund in good stead.

Thank you, Sam, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Simon Davis is Co-Head of International Equities at Putnam. He has a B.A. from Oxford University. Simon joined Putnam in 2000 and has been in the investment industry since 1988.

IN THE NEWS

The Japanese yen has weakened considerably in the past few months and recently fell to its lowest level since June 2010. This has led to a robust rally in Japanese stocks as new Japanese Prime Minister Shinzō Abe’s government attempts to “reflate” the country’s moribund economy by adding stimulus and pressing the Bank of Japan to ease monetary policy. In early January, Japan’s new government unveiled a $117 billion economic stimulus package, which includes billions in government spending on public works and infrastructure programs. The goal of the stimulus program is to boost the real GDP growth rate to 2% and create 600,000 jobs in the world’s third-largest economy. The weaker yen has been particularly beneficial for Japan’s export companies. In the fourth quarter of 2012, Japan’s stock market increased 17.56%, as measured by the MSCI Japan Index, although this outsize gain was offset by the yen’s decline versus major global currencies. As of January 31, 2013, it was up 9.42% year to date.

International Equity Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(2/28/91)		(6/1/94)		(7/26/99)		(12/1/94)		(1/21/03)	(7/2/12)	(7/2/12)	(7/12/96)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.35%	7.06%	6.52%	6.52%	6.55%	6.55%	6.80%	6.63%	7.08%	7.56%	7.56%	7.55%

10 years	82.30	71.83	69.10	69.10	69.11	69.11	73.50	67.39	77.95	87.14	87.21	86.93
Annual average	6.19	5.56	5.39	5.39	5.39	5.39	5.66	5.29	5.93	6.47	6.47	6.46

5 years	–21.79	–26.29	–24.68	–26.08	–24.66	–24.66	–23.67	–26.34	–22.75	–20.72	–20.69	–20.81
Annual average	–4.80	–5.92	–5.51	–5.86	–5.51	–5.51	–5.26	–5.93	–5.03	–4.54	–4.53	–4.56

3 years	13.19	6.70	10.71	7.71	10.73	10.73	11.61	7.69	12.41	14.22	14.27	14.09
Annual average	4.22	2.19	3.45	2.51	3.46	3.46	3.73	2.50	3.98	4.53	4.55	4.49

1 year	21.73	14.76	20.84	15.84	20.85	19.85	21.19	16.98	21.45	22.19	22.24	22.05

6 months	15.78	9.15	15.39	10.39	15.34	14.34	15.48	11.46	15.64	16.00	16.05	15.88

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Performance for class R5 and class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had it, returns would have been higher.

Recent performance may have benefitted from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

10	International Equity Fund

Comparative index returns For periods ended 12/31/12

		Lipper International
		Large-Cap Core Funds
	MSCI EAFE Index (ND)	category average*

Annual average (life of fund)	4.85%	6.37%

10 years	120.21	116.24
Annual average	8.21	7.94

5 years	–17.13	–15.82
Annual average	–3.69	–3.45

3 years	11.06	11.39
Annual average	3.56	3.64

1 year	17.32	18.03

6 months	13.95	13.88

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/12, there were 192, 186, 168, 150, 93, and 5 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.187		$0.034	$0.048	$0.089		$0.143	$0.209	$0.217	$0.237

Total	$0.187		$0.034	$0.048	$0.089		$0.143	$0.209	$0.217	$0.237

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

6/30/12	$16.78	$17.80	$15.95	$16.22	$16.34	$16.93	$16.52	—	—	$17.00

7/2/12*	—	—	—	—	—	—	—	$17.12	$17.12	—

12/31/12	19.24	20.41	18.37	18.66	18.78	19.46	18.96	19.51	19.51	19.46

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R5 and class R6 shares.

International Equity Fund	11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 6/30/12	1.36%	2.11%	2.11%	1.86%	1.61%	0.94%*	0.84%*	1.11%

Annualized expense ratio for
the six-month period ended
12/31/12†‡	1.34%	2.09%	2.09%	1.84%	1.59%	0.95%	0.85%	1.09%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Expenses for class R5 and R6 shares are based on the other expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and R6 shares.

† For the fund’s most recent fiscal half year or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 12/31/12.

‡ Includes an increase of 0.02% from annualizing the performance fee adjustment for the six months ended 12/31/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from July 1, 2012, (or, in the case of class R5 and R6 shares, from July 3, 2012 (commencement of operations)) to December 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$7.29	$11.35	$11.34	$9.99	$8.64	$5.10‡	$4.56‡	$5.93

Ending value (after expenses)	$1,157.80	$1,153.90	$1,153.40	$1,154.80	$1,156.40	$1,151.90	$1,152.40	$1,158.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/12 (or, in the case of class R5 and R6 shares, the period from 7/3/12 (commencement of operations) to 12/31/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for class R5 and R6 shares been shown for the entire period from 7/1/12 to 12/31/12, they would have been higher.

12	International Equity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2012, use the following calculation method. To find the value of your investment on July 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.82	$10.61	$10.61	$9.35	$8.08	$4.84	$4.33	$5.55

Ending value (after expenses)	$1,018.45	$1,014.67	$1,014.67	$1,015.93	$1,017.19	$1,020.42	$1,020.92	$1,019.71

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/12 (or, in the case of class R5 and R6 shares, the period from 7/3/12 (commencement of operations) to 12/31/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

International Equity Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain defined contribution plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value

14	International Equity Fund

relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2012, Putnam employees had approximately $348,000,000 and the Trustees had approximately $84,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

International Equity Fund	15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16	International Equity Fund

The fund’s portfolio 12/31/12 (Unaudited)

COMMON STOCKS (99.4%)*	Shares	Value

Australia (3.4%)
Macquarie Group, Ltd.	353,878	$13,160,889

Origin Energy, Ltd.	682,283	8,349,566

Telstra Corp., Ltd.	2,615,818	11,916,372

		33,426,827

Austria (0.8%)
Erste Group Bank AG †	255,778	8,178,638

		8,178,638

Belgium (1.0%)
Solvay SA	71,823	10,339,000

		10,339,000

Canada (2.1%)
Agrium, Inc.	92,860	9,255,193

Suncor Energy, Inc.	336,300	11,058,986

		20,314,179

China (1.5%)
Brilliance China Automotive Holdings, Inc. †	6,088,000	7,618,845

China Communications Construction Co., Ltd.	7,020,000	6,893,422

		14,512,267

France (11.5%)
Christian Dior SA	104,412	18,051,325

Pernod-Ricard SA	117,558	13,823,268

Sanofi	339,934	32,237,714

Societe Generale SA †	380,929	14,328,351

Valeo SA	319,808	16,216,308

Vivendi	847,528	19,086,046

		113,743,012

Germany (14.3%)
Allianz SE	107,437	14,883,965

BASF SE	145,277	13,654,777

Bayer AG	147,998	14,054,264

Continental AG	74,688	8,641,776

Deutsche Lufthansa AG	565,318	10,625,964

Deutsche Post AG	961,519	21,083,546

Henkel AG & Co. KGaA (Preference)	99,632	8,182,098

Kabel Deutschland Holding AG	179,360	13,412,242

Merck KGaA	70,725	9,331,308

MTU Aero Engines Holding AG	149,614	13,599,325

Siemens AG	127,106	13,815,102

		141,284,367

Hong Kong (0.8%)
Sun Hung Kai Properties, Ltd.	523,988	7,908,642

		7,908,642

India (0.9%)
Housing Development Finance Corp., Ltd. (HDFC) †	604,214	9,216,526

		9,216,526

Indonesia (0.5%)
PT Indocement Tunggal Prakarsa Tbk	2,273,500	5,311,473

		5,311,473

Ireland (1.0%)
Kerry Group PLC Class A	191,953	10,189,057

		10,189,057

International Equity Fund	17

COMMON STOCKS (99.4%)* cont.	Shares	Value

Italy (2.8%)
ENI SpA	520,778	$12,847,354

Fiat SpA † S	1,228,542	6,205,541

Luxottica Group SpA	211,734	8,797,782

		27,850,677

Japan (15.2%)
Astellas Pharma, Inc.	195,100	8,764,143

Chiyoda Corp.	541,000	7,746,527

Daikin Industries, Ltd.	213,700	7,342,831

Japan Airlines Co., Ltd. †	143,700	6,150,653

Japan Tobacco, Inc.	666,000	18,775,660

Lawson, Inc.	91,400	6,212,765

Mitsubishi Corp.	456,700	8,778,558

Mitsubishi Estate Co., Ltd.	487,000	11,642,372

Murata Manufacturing Co., Ltd.	123,400	7,277,980

Nippon Telegraph & Telephone (NTT) Corp.	229,200	9,627,827

Nissan Motor Co., Ltd.	2,155,500	20,458,815

ORIX Corp.	195,540	22,064,512

Tokyo Gas Co., Ltd.	3,212,000	14,685,122

		149,527,765

Mexico (0.6%)
Grupo Financiero Banorte SAB de CV	931,500	6,015,047

		6,015,047
Netherlands (2.8%)
ASML Holding NV	103,715	6,714,474

Gemalto NV	64,473	5,837,134

ING Groep NV GDR †	1,612,038	15,415,424

		27,967,032

Russia (1.8%)
Magnit OJSC GDR	194,831	7,889,061

Sberbank of Russia ADR	816,385	10,147,885

		18,036,946

Singapore (0.7%)
Ezion Holdings, Ltd.	5,054,000	7,052,236

		7,052,236

South Korea (2.4%)
Samsung Electronics Co., Ltd.	10,981	15,716,284

SK Hynix, Inc. †	314,690	7,634,719

		23,351,003

Spain (1.8%)
Amadeus IT Holding SA Class A	335,703	8,424,222

Grifols SA † S	90,889	3,197,780

Grifols SA ADR † S	220,408	5,715,169

		17,337,171

Switzerland (1.2%)
UBS AG	774,264	12,176,210

		12,176,210

Taiwan (1.4%)
Hon Hai Precision Industry Co., Ltd.	1,907,000	5,878,694

Pegatron Corp. †	5,943,000	7,732,241

		13,610,935

18	International Equity Fund

COMMON STOCKS (99.4%)* cont.	Shares	Value

United Kingdom (23.5%)
Aggreko PLC	161,564	$4,633,399

Associated British Foods PLC	539,065	13,721,338

Barclays PLC	3,544,806	15,307,828

BG Group PLC	757,887	12,708,451

BHP Billiton PLC	452,926	15,915,594

Centrica PLC	2,697,423	14,653,461

Compass Group PLC	1,196,326	14,148,661

Kingfisher PLC	2,526,042	11,667,505

Lloyds Banking Group PLC †	12,552,918	10,058,374

Prudential PLC	1,369,886	19,114,404

Rio Tinto PLC	229,754	13,388,329

Royal Dutch Shell PLC Class A	695,462	24,573,821

SSE PLC	537,573	12,423,893

Telecity Group PLC	584,734	7,665,498

Vodafone Group PLC	7,031,183	17,682,484

WPP PLC	975,912	14,187,097

Xstrata PLC	583,748	10,382,582

		232,232,719

United States (7.4%)
ACE, Ltd.	119,100	9,504,180

Apple, Inc.	20,392	10,869,548

Covidien PLC	199,000	11,490,260

KKR & Co. LP	550,000	8,376,500

Monsanto Co.	82,465	7,805,312

Schlumberger, Ltd.	104,200	7,220,018

Tyco International, Ltd.	338,618	9,904,577

Visa, Inc. Class A	51,900	7,866,998

		73,037,393

Total common stocks (cost $838,226,927)		$982,619,122

SHORT-TERM INVESTMENTS (2.4%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	11,145,968	$11,145,968

Putnam Money Market Liquidity Fund 0.14% L	10,748,212	10,748,212

SSgA Prime Money Market Fund 0.08% P	680,000	680,000

U.S. Treasury Bills with an effective yield of 0.142%,
December 12, 2013 ##	$82,000	81,888

U.S. Treasury Bills with effective yields ranging from 0.154%
to 0.177%, October 17, 2013 ##	281,000	280,703

U.S. Treasury Bills with an effective yield of 0.156%,
July 25, 2013 ##	265,000	264,812

U.S. Treasury Bills with effective yields ranging from 0.154%
to 0.187%, May 2, 2013 ##	130,000	129,963

U.S. Treasury Bills with an effective yield of 0.137%,
March 7, 2013 ##	15,000	14,999

Total short-term investments (cost $23,346,389)		$23,346,545

TOTAL INVESTMENTS

Total investments (cost $861,573,316)		$1,005,965,667

International Equity Fund	19

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

OJSC	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2012 through December 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $988,290,272.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $886,010 to cover certain derivatives contracts.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Financials	21.0%
Consumer discretionary	14.1
Industrials	11.2

FORWARD CURRENCY CONTRACTS at 12/31/12 (aggregate face value $378,249,801) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	1/16/13	$ 2,976,545	$ 2,983,692	$ (7,147)

	Swedish Krona	Buy	1/16/13	2,712,535	2,656,340	56,195

Barclays Bank PLC

	British Pound	Sell	1/16/13	1,049,358	1,038,837	(10,521)

	Canadian Dollar	Buy	1/16/13	1,225,759	1,225,978	(219)

	Euro	Sell	1/16/13	10,099,402	9,937,423	(161,979)

	Hong Kong Dollar	Buy	1/16/13	23,191,879	23,194,058	(2,179)

	Hong Kong Dollar	Sell	1/16/13	23,191,879	23,193,261	1,382

	Japanese Yen	Buy	1/16/13	6,758,313	7,121,962	(363,649)

	Norwegian Krone	Sell	1/16/13	5,160,304	5,083,241	(77,063)

	Singapore Dollar	Buy	1/16/13	7,712,920	7,746,696	(33,776)

	Swedish Krona	Buy	1/16/13	910,327	892,390	17,937

	Swiss Franc	Buy	1/16/13	23,502,298	23,275,638	226,660

20 International Equity Fund

FORWARD CURRENCY CONTRACTS at 12/31/12 (aggregate face value $378,249,801) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Citibank, N.A.

	Australian Dollar	Buy	1/16/13	$3,192,230	$3,197,834	$(5,604)

	Danish Krone	Buy	1/16/13	11,033,783	10,959,014	74,769

	Euro	Sell	1/16/13	14,024,051	13,850,114	(173,937)

	Singapore Dollar	Buy	1/16/13	3,454,033	3,466,167	(12,134)

	Credit Suisse International

	Australian Dollar	Buy	1/16/13	1,304,696	1,306,319	(1,623)

	British Pound	Sell	1/16/13	109,971	109,129	(842)

	Canadian Dollar	Buy	1/16/13	4,192,162	4,190,755	1,407

	Japanese Yen	Buy	1/16/13	5,911,005	5,941,245	(30,240)

	Norwegian Krone	Buy	1/16/13	5,982,371	5,914,950	67,421

	Swedish Krona	Buy	1/16/13	974,646	954,381	20,265

	Swiss Franc	Buy	1/16/13	13,489,344	13,340,115	149,229

	Deutsche Bank AG

	British Pound	Sell	1/16/13	2,300,465	2,277,080	(23,385)

	Euro	Sell	1/16/13	19,079,758	18,826,750	(253,008)

	Swedish Krona	Buy	1/16/13	2,860,188	2,803,571	56,617

	Swiss Franc	Buy	1/16/13	7,663,938	7,579,192	84,746

	Swiss Franc	Sell	1/16/13	7,663,938	7,606,751	(57,187)

	Goldman Sachs International

	Australian Dollar	Buy	1/16/13	1,354,493	1,356,832	(2,339)

	Australian Dollar	Sell	1/16/13	1,354,493	1,370,730	16,237

HSBC Bank USA, National Association

	Australian Dollar	Buy	1/16/13	2,861,595	2,865,129	(3,534)

	Euro	Sell	1/16/13	10,796,017	10,677,335	(118,682)

	Hong Kong Dollar	Buy	1/16/13	133,903	133,912	(9)

	Hong Kong Dollar	Sell	1/16/13	133,903	133,910	7

	Swiss Franc	Buy	1/16/13	7,836,286	7,753,492	82,794

	Swiss Franc	Sell	1/16/13	7,836,286	7,777,561	(58,725)

	JPMorgan Chase Bank N.A.

	Euro	Sell	1/16/13	11,816,980	11,686,985	(129,995)

	Hong Kong Dollar	Buy	1/16/13	12,596,803	12,598,072	(1,269)

	Hong Kong Dollar	Sell	1/16/13	12,596,803	12,597,466	663

	Japanese Yen	Buy	1/16/13	3,168,843	3,339,241	(170,398)

	Norwegian Krone	Buy	1/16/13	9,524,114	9,386,317	137,797

	Swedish Krona	Buy	1/16/13	5,632,829	5,521,579	111,250

	Swiss Franc	Buy	1/16/13	6,374,385	6,304,308	70,077

	Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	1/16/13	186,222	186,377	(155)

	Australian Dollar	Sell	1/16/13	186,222	188,462	2,240

	Canadian Dollar	Buy	1/16/13	2,661,371	2,660,879	492

International Equity Fund	21

FORWARD CURRENCY CONTRACTS at 12/31/12 (aggregate face value $378,249,801) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.

	Australian Dollar	Buy	1/16/13	$6,487,271	$6,498,847	$(11,576)

	Euro	Sell	1/16/13	11,239,306	11,114,857	(124,449)

	Israeli Shekel	Buy	1/16/13	6,095,094	5,959,783	135,311

	Swedish Krona	Buy	1/16/13	3,058,846	2,998,794	60,052

UBS AG

	British Pound	Sell	1/16/13	2,343,187	2,344,683	1,496

	Canadian Dollar	Buy	1/16/13	81,409	81,407	2

	Euro	Sell	1/16/13	12,784,876	12,646,034	(138,842)

	Swedish Krona	Buy	1/16/13	4,106,542	4,024,080	82,462

	Swiss Franc	Buy	1/16/13	7,873,468	7,784,503	88,965

WestPac Banking Corp.

	Australian Dollar	Sell	1/16/13	224,296	232,650	8,354

	British Pound	Sell	1/16/13	2,827,581	2,798,776	(28,805)

	Canadian Dollar	Sell	1/16/13	3,894,266	3,894,288	22

	Euro	Sell	1/16/13	10,778,196	10,659,629	(118,567)

Total						$(566,989)

22 International Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Australia	$—	$33,426,827	$—

Austria	—	8,178,638	—

Belgium	—	10,339,000	—

Canada	20,314,179	—	—

China	—	14,512,267	—

France	—	113,743,012	—

Germany	—	141,284,367	—

Hong Kong	—	7,908,642	—

India	—	9,216,526	—

Indonesia	—	5,311,473	—

Ireland	—	10,189,057	—

Italy	—	27,850,677	—

Japan	—	149,527,765	—

Mexico	6,015,047	—	—

Netherlands	—	27,967,032	—

Russia	—	18,036,946	—

Singapore	—	7,052,236	—

South Korea	—	23,351,003	—

Spain	5,715,169	11,622,002	—

Switzerland	—	12,176,210	—

Taiwan	—	13,610,935	—

United Kingdom	—	232,232,719	—

United States	73,037,393	—	—

Total common stocks	105,081,788	877,537,334	—

Short-term investments	11,428,212	11,918,333	—

Totals by level	$116,510,000	$889,455,667	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(566,989)	$—

Totals by level	$—	$(566,989)	$—

The accompanying notes are an integral part of these financial statements.

International Equity Fund	23

Statement of assets and liabilities 12/31/12 (Unaudited)

ASSETS

Investment in securities, at value, including $10,574,518 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $839,679,136)	$984,071,487
Affiliated issuers (identified cost $21,894,180) (Notes 1 and 6)	21,894,180

Foreign currency (cost $350,310) (Note 1)	352,661

Dividends, interest and other receivables	1,012,703

Receivable for shares of the fund sold	448,132

Unrealized appreciation on forward currency contracts (Note 1)	1,554,849

Total assets	1,009,334,012

LIABILITIES

Payable for shares of the fund repurchased	4,751,410

Payable for compensation of Manager (Note 2)	610,934

Payable for custodian fees (Note 2)	65,084

Payable for investor servicing fees (Note 2)	243,394

Payable for Trustee compensation and expenses (Note 2)	588,185

Payable for administrative services (Note 2)	10,030

Payable for distribution fees (Note 2)	590,907

Unrealized depreciation on forward currency contracts (Note 1)	2,121,838

Collateral on securities loaned, at value (Note 1)	11,145,968

Collateral on certain derivative contracts, at value (Note 1)	680,000

Other accrued expenses	235,990

Total liabilities	21,043,740

Net assets	$988,290,272

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,329,224,548

Distributions in excess of net investment income (Note 1)	(9,050,018)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,475,637,108)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	143,752,850

Total — Representing net assets applicable to capital shares outstanding	$988,290,272

(Continued on next page)

24 International Equity Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($819,984,907 divided by 42,610,548 shares)	$19.24

Offering price per class A share (100/94.25 of $19.24)*	$20.41

Net asset value and offering price per class B share ($24,945,111 divided by 1,358,070 shares)**	$18.37

Net asset value and offering price per class C share ($56,355,180 divided by 3,019,787 shares)**	$18.66

Net asset value and redemption price per class M share ($17,165,659 divided by 914,230 shares)	$18.78

Offering price per class M share (100/96.50 of $18.78)*	$19.46

Net asset value, offering price and redemption price per class R share
($2,539,360 divided by 133,955 shares)	$18.96

Net asset value, offering price and redemption price per class R5 share
($11,519 divided by 590 shares)†	$19.51

Net asset value, offering price and redemption price per class R6 share
($11,524 divided by 591 shares)†	$19.51

Net asset value, offering price and redemption price per class Y share
($67,277,012 divided by 3,456,476 shares)	$19.46

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

International Equity Fund	25

Statement of operations Six months ended 12/31/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $456,875)	$8,346,250

Interest (including interest income of $3,873 from investments in affiliated issuers) (Note 6)	4,420

Securities lending (Note 1)	28,331

Total investment income	8,379,001

EXPENSES

Compensation of Manager (Note 2)	3,534,531

Investor servicing fees (Note 2)	1,388,855

Custodian fees (Note 2)	54,106

Trustee compensation and expenses (Note 2)	52,366

Distribution fees (Note 2)	1,485,162

Administrative services (Note 2)	17,590

Other	237,569

Total expenses	6,770,179

Expense reduction (Note 2)	(911)

Net expenses	6,769,268

Net investment income	1,609,733

Net realized gain on investments (Notes 1 and 3)	9,503,620

Net realized gain on foreign currency transactions (Note 1)	3,127,323

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(2,417,982)

Net unrealized appreciation of investments during the period	129,467,779

Net gain on investments	139,680,740

Net increase in net assets resulting from operations	$141,290,473

The accompanying notes are an integral part of these financial statements.

26 International Equity Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 12/31/12*	Year ended 6/30/12

Operations:
Net investment income	$1,609,733	$13,626,670

Net realized gain (loss) on investments
and foreign currency transactions	12,630,943	(63,334,543)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	127,049,797	(176,653,017)

Net increase (decrease) in net assets resulting
from operations	141,290,473	(226,360,890)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(7,958,048)	(44,366,500)

Class B	(46,209)	(1,361,626)

Class C	(145,320)	(2,671,622)

Class M	(80,999)	(884,344)

Class R	(19,716)	(167,199)

Class R5	(122)	—

Class R6	(127)	—

Class Y	(811,945)	(3,505,220)

From return of capital
Class A	—	(3,426,755)

Class B	—	(105,169)

Class C	—	(206,349)

Class M	—	(68,304)

Class R	—	(12,914)

Class Y	—	(270,734)

Increase in capital from settlement payments (Note 8)	—	19,955,701

Decrease from capital share transactions (Note 4)	(86,080,521)	(195,228,042)

Total increase (decrease) in net assets	46,147,466	(458,679,967)

NET ASSETS

Beginning of period	942,142,806	1,400,822,773

End of period (including distributions in excess of net
investment income of $9,050,018 and $1,597,265, respectively)	$988,290,272	$942,142,806

* Unaudited

The accompanying notes are an integral part of these financial statements.

International Equity Fund	27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
	Net asset	Net	Net realized		From	From								Ratio	of net investment
	value,	investment	and unrealized	Total from	net	net realized	From						Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	investment	gain	return	Total	Redemption	Non-recurring	Net asset value,	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	of capital	distributions	fees	reimbursements	end of period	asset value (%) [b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class A
December 31, 2012**	$16.78	.04	2.61	2.65	(.19)	—	—	(.19)	—	—	$19.24	15.78*	$819,985	.67*	.19*	34*
June 30, 2012	20.93	.23	(3.72)	(3.49)	(.89)	—	(.07)	(.96)	—	.30 [d,e]	16.78	(14.98)	785,933	1.36	1.32	67
June 30, 2011	15.80	.21	5.28	5.49	(.41)	—	—	(.41)	— [f]	.05 [g,h,i]	20.93	35.21	1,159,510	1.37	1.06	80
June 30, 2010	15.75	.19	.29	.48	(.42)	—	(.01)	(.43)	— [f]	— [f,j]	15.80	2.67	1,087,233	1.42	1.07	96
June 30, 2009	24.68	.38	(9.38)	(9.00)	—	—	—	—	— [f]	.07 [k,l]	15.75	(36.18)	1,364,234	1.35 [m]	2.27 [m]	82
June 30, 2008	34.90	.48	(4.40)	(3.92)	(1.06)	(5.24)	—	(6.30)	— [f]	—	24.68	(12.73)	3,246,278	1.19 [m]	1.63 [m]	74

Class B
December 31, 2012**	$15.95	(.03)	2.48	2.45	(.03)	—	—	(.03)	—	—	$18.37	15.39*	$24,945	1.05*	(.18)*	34*
June 30, 2012	19.85	.08	(3.51)	(3.43)	(.71)	—	(.05)	(.76)	—	.29 [d,e]	15.95	(15.60)	25,547	2.11	.50	67
June 30, 2011	14.96	.03	5.02	5.05	(.21)	—	—	(.21)	— [f]	.05 [g,h,i]	19.85	34.20	50,180	2.12	.18	80
June 30, 2010	14.91	.04	.28	.32	(.26)	—	(.01)	(.27)	— [f]	— [f,j]	14.96	1.89	70,933	2.17	.21	96
June 30, 2009	23.55	.24	(8.95)	(8.71)	—	—	—	—	— [f]	.07 [k,l]	14.91	(36.69)	134,905	2.10 [m]	1.45 [m]	82
June 30, 2008	33.50	.18	(4.15)	(3.97)	(.74)	(5.24)	—	(5.98)	— [f]	—	23.55	(13.38)	478,126	1.94 [m]	.62 [m]	74

Class C
December 31, 2012**	$16.22	(.03)	2.52	2.49	(.05)	—	—	(.05)	—	—	$18.66	15.34*	$56,355	1.05*	(.18)*	34*
June 30, 2012	20.23	.10	(3.60)	(3.50)	(.74)	—	(.06)	(.80)	—	.29 [d,e]	16.22	(15.64)	53,807	2.11	.57	67
June 30, 2011	15.27	.06	5.11	5.17	(.26)	—	—	(.26)	— [f]	.05 [g,h,i]	20.23	34.29	80,648	2.12	.31	80
June 30, 2010	15.24	.05	.29	.34	(.30)	—	(.01)	(.31)	— [f]	— [f,j]	15.27	1.92	76,281	2.17	.31	96
June 30, 2009	24.07	.25	(9.15)	(8.90)	—	—	—	—	— [f]	.07 [k,l]	15.24	(36.68)	93,839	2.10 [m]	1.56 [m]	82
June 30, 2008	34.16	.24	(4.30)	(4.06)	(.79)	(5.24)	—	(6.03)	— [f]	—	24.07	(13.39)	211,371	1.94 [m]	.82 [m]	74

Class M
December 31, 2012**	$16.34	(.01)	2.54	2.53	(.09)	—	—	(.09)	—	—	$18.78	15.48*	$17,166	.92*	(.06)*	34*
June 30, 2012	20.38	.14	(3.62)	(3.48)	(.79)	—	(.06)	(.85)	—	.29 [d,e]	16.34	(15.39)	16,826	1.86	.83	67
June 30, 2011	15.38	.10	5.16	5.26	(.31)	—	—	(.31)	— [f]	.05 [g,h,i]	20.38	34.65	24,507	1.87	.51	80
June 30, 2010	15.35	.10	.28	.38	(.34)	—	(.01)	(.35)	— [f]	— [f,j]	15.38	2.15	25,387	1.92	.57	96
June 30, 2009	24.18	.29	(9.19)	(8.90)	—	—	—	—	— [f]	.07 [k,l]	15.35	(36.52)	29,707	1.85 m	1.81 m	82
June 30, 2008	34.30	.31	(4.32)	(4.01)	(.87)	(5.24)	—	(6.11)	— f	—	24.18	(13.20)	66,502	1.69 m	1.07 m	74

Class R
December 31, 2012**	$16.52	.01	2.57	2.58	(.14)	—	—	(.14)	—	—	$18.96	15.64*	$2,539	.80*	.07*	34*
June 30, 2012	20.61	.16	(3.64)	(3.48)	(.84)	—	(.07)	(.91)	—	.30 [d,e]	16.52	(15.17)	2,261	1.61	.94	67
June 30, 2011	15.57	.17	5.19	5.36	(.37)	—	—	(.37)	— [f]	.05 [g,h,i]	20.61	34.90	4,583	1.62	.85	80
June 30, 2010	15.52	.15	.29	.44	(.38)	—	(.01)	(.39)	— [f]	— [f,j]	15.57	2.46	3,537	1.67	.82	96
June 30, 2009	24.40	.35	(9.30)	(8.95)	—	—	—	—	— [f]	.07 [k,l]	15.52	(36.39)	3,648	1.60 [m]	2.18 [m]	82
June 30, 2008	34.59	.42	(4.38)	(3.96)	(.99)	(5.24)	—	(6.23)	— [f]	—	24.40	(12.96)	5,128	1.44 [m]	1.45 [m]	74

Class R5
December 31, 2012**†	$17.12	.07	2.53	2.60	(.21)	—	—	(.21)	—	—	$19.51	15.19*	$12	.47*	.39*	34*

Class R6
December 31, 2012**†	$17.12	.08	2.53	2.61	(.22)	—	—	(.22)	—	—	$19.51	15.24*	$12	.42*	.44*	34*

Class Y
December 31, 2012**	$17.00	.06	2.64	2.70	(.24)	—	—	(.24)	—	—	$19.46	15.88*	$67,277	.55*	.31*	34*
June 30, 2012	21.20	.28	(3.77)	(3.49)	(.94)	—	(.07)	(1.01)	—	.30 [d,e]	17.00	(14.74)	57,769	1.11	1.56	67
June 30, 2011	16.00	.27	5.34	5.61	(.46)	—	—	(.46)	— [f]	.05 [g,h,i]	21.20	35.55	81,394	1.12	1.38	80
June 30, 2010	15.94	.22	.31	.53	(.46)	—	(.01)	(.47)	— [f]	— [f,j]	16.00	2.95	87,194	1.17	1.21	96
June 30, 2009	24.92	.41	(9.46)	(9.05)	—	—	—	—	— [f]	.07 [k,l]	15.94	(36.04)	127,746	1.10 [m]	2.25 [m]	82
June 30, 2008	35.18	.58	(4.46)	(3.88)	(1.14)	(5.24)	—	(6.38)	— [f]	—	24.92	(12.49)	1,312,695	.94 [m]	1.94 [m]	74

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 International Equity Fund	International Equity Fund	29

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to December 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/services arrangements (Note 2).

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to $0.03 per share outstanding on November 29, 2011.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC, which amounted to the following per share outstanding on July 21, 2011 (Note 8):

Per share

Class A	$0.27

Class B	0.26

Class C	0.26

Class M	0.26

Class R	0.27

Class Y	0.27

This payment resulted in an increase to total returns of 1.36% for the year ended June 30, 2012.

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, which amounted to less than $0.01 per share outstanding as of December 21, 2010.

h Reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to $0.01 per share outstanding on May 11, 2011.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to $0.04 per share outstanding as of May 16, 2011.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

k Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.04 per share outstanding as of June 23, 2009.

l Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear, Stearns Securities Corp., which amounted to $0.03 per share outstanding as of May 21, 2009.

m Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

June 30, 2009	0.01%

June 30, 2008	<0.01

The accompanying notes are an integral part of these financial statements.

30 International Equity Fund

Notes to financial statements 12/31/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from July 1, 2012 through December 31, 2012.

Putnam International Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks (growth or value stocks or both) of large and midsize companies outside the United States that Putnam Management believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund began offering class R5 and class R6 shares on July 2, 2012. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days,

International Equity Fund	31

the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

32 International Equity Fund

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $949,675 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $772,441.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $10,574,518 and the fund received cash collateral of $11,145,968.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in

International Equity Fund	33

the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At June 30, 2012, the fund had a capital loss carryover of $1,453,647,040 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$25,113,693	$—	$25,113,693	*

453,462,998	N/A	453,462,998	June 30, 2017

975,070,349	N/A	975,070,349	June 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $33,713,150 recognized during the period between November 1, 2011 and June 30, 2012 to its fiscal year ending June 30, 2013.

The aggregate identified cost on a tax basis is $862,481,177, resulting in gross unrealized appreciation and depreciation of $170,642,726 and $27,158,236, respectively, or net unrealized appreciation of $143,484,490.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,

0.800%	of the next $5 billion,	0.630%	of the next $50 billion,

0.750%	of the next $10 billion,	0.620%	of the next $100 billion and

0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by

34 International Equity Fund

multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.356% of the fund’s average net assets before an increase of $99,264 (0.010% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$1,155,937	Class R5	8

Class B	36,126	Class R6	2

Class C	79,397	Class Y	89,518

Class M	24,338	Total	$1,388,855

Class R	3,529

International Equity Fund	35

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $911 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $753, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,011,068	Class M	63,962

Class B	126,252	Class R	6,163

Class C	277,717	Total	$1,485,162

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $12,341 and $105 from the sale of class A and class M shares, respectively, and received $6,930 and $147 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $26 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $322,096,501 and $418,302,933, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

36 International Equity Fund

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 12/31/12		Year ended 6/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	745,251	$13,456,297	2,501,714	$43,822,528

Shares issued in connection with
reinvestment of distributions	388,703	7,424,240	2,780,776	43,964,062

	1,133,954	20,880,537	5,282,490	87,786,590

Shares repurchased	(5,349,609)	(96,718,237)	(13,844,250)	(242,879,620)

Net decrease	(4,215,655)	$(75,837,700)	(8,561,760)	$(155,093,030)

	Six months ended 12/31/12		Year ended 6/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	33,659	$578,065	103,335	$1,716,241

Shares issued in connection with
reinvestment of distributions	2,406	43,866	91,217	1,375,548

	36,065	621,931	194,552	3,091,789

Shares repurchased	(279,308)	(4,757,534)	(1,120,690)	(18,957,869)

Net decrease	(243,243)	$(4,135,603)	(926,138)	$(15,866,080)

	Six months ended 12/31/12		Year ended 6/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	37,451	$657,637	135,756	$2,250,135

Shares issued in connection with
reinvestment of distributions	6,565	121,577	152,778	2,343,619

	44,016	779,214	288,534	4,593,754

Shares repurchased	(341,126)	(5,965,994)	(959,030)	(16,263,885)

Net decrease	(297,110)	$(5,186,780)	(670,496)	$(11,670,131)

	Six months ended 12/31/12		Year ended 6/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	25,350	$444,833	82,556	$1,373,694

Shares issued in connection with
reinvestment of distributions	3,695	68,876	53,440	824,582

	29,045	513,709	135,996	2,198,276

Shares repurchased	(144,887)	(2,533,792)	(308,653)	(5,296,478)

Net decrease	(115,842)	$(2,020,083)	(172,657)	$(3,098,202)

	Six months ended 12/31/12		Year ended 6/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	22,435	$399,182	36,676	$627,599

Shares issued in connection with
reinvestment of distributions	1,037	19,497	11,449	178,369

	23,472	418,679	48,125	805,968

Shares repurchased	(26,400)	(477,164)	(133,602)	(2,330,021)

Net decrease	(2,928)	$(58,485)	(85,477)	$(1,524,053)

International Equity Fund	37

	For the period 7/3/12
	(commencement of operations) to 12/31/12

Class R5	Shares	Amount

Shares sold	584	$10,000

Shares issued in connection with
reinvestment of distributions	6	122

	590	10,122

Shares repurchased	—	—

Net increase	590	$10,122

	For the period 7/3/12
	(commencement of operations) to 12/31/12

Class R6	Shares	Amount

Shares sold	584	$10,000

Shares issued in connection with
reinvestment of distributions	7	127

	591	10,127

Shares repurchased	—	—

Net increase	591	$10,127

	Six months ended 12/31/12		Year ended 6/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	343,679	$6,342,806	850,951	$15,781,780

Shares issued in connection with
reinvestment of distributions	40,203	776,721	224,235	3,585,516

	383,882	7,119,527	1,075,186	19,367,296

Shares repurchased	(326,111)	(5,981,646)	(1,515,506)	(27,343,842)

Net increase (decrease)	57,771	$1,137,881	(440,320)	$(7,976,546)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	590	100%	$11,519

Class R6	591	100	11,524

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Forward currency contracts (contract amount)	$465,900,000

38 International Equity Fund

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$1,554,849	Payables	$2,121,838

Total		$1,554,849		$2,121,838

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$3,207,795	$3,207,795

Total	$3,207,795	$3,207,795

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(2,452,618)	$(2,452,618)

Total	$(2,452,618)	$(2,452,618)

Note 6: Investment in Putnam Money Market Liquidity Fund

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$272,325	$102,082,334	$91,606,447	$3,873	$10,748,212

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $17,870,838 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of this matter.

International Equity Fund 39

Note 9: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

40 International Equity Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

International Equity Fund	41

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

42 International Equity Fund

Global Sector	Putnam RetirementReady® Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Dynamic Asset Allocation
Conservative Fund	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation Growth Fund	Retirement Income Fund Lifestyle 2
Dynamic Risk Allocation Fund	Retirement Income Fund Lifestyle 3

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

International Equity Fund 43

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

44 International Equity Fund

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA009
278759 2/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam International Equity Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 28, 2013